     As filed with the Securities and Exchange Commission on July 31, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


 Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934

        Date of Report (Date of earliest event reported): July 30, 1998


                     Global Industrial Technologies, Inc.
            (Exact name of registrant as specified in its charter)


      Delaware                         1-11160                  75-2617871
      --------                         -------                  ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
 of incorporation)                                           Identification No.)


      2121 San Jacinto, Suite 2500, Dallas, Texas                 75201
      -------------------------------------------                 -----
       (Address of principal executive offices)                (Zip Code)


                                (214) 953-4500
             (Registrant's telephone number, including area code)

ITEM 8.  CHANGE IN FISCAL YEAR

On July 30, 1998, the Board of Directors of Global Industrial Technologies, Inc. (the "Company") voted to change the Company's annual fiscal accounting period from October 31, 1997 to December 31, 1997. Accordingly, under the new fiscal year calendar, the Company's quarters will each be comprised of three calendar months ending March 31, June 30, September 30, and December 31. Formerly, the Company's fiscal quarters were each comprised of the three calendar months ending January 31, April 30, July 31 and October 31. The first quarterly report affected by this change will be the 10-Q Report for the "new" third quarter of 1998 ending on September 30, 1998. The Company plans to file a report covering the unaudited two month period ended December 31, 1997 (the "transition period") on Form 10-Q no later than 45 days from July 30, 1998


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Global Industrial Technologies, Inc.


July 31, 1998                      By  /s/ DONNA A. REEVES
                                       -----------------------------------
                                       Donna A. Reeves
                                       Vice President - Controller
                                       (Authorized Officer and Chief Accounting
                                        Officer)